EXPRESS Q4 & FY 2019 Earnings

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, free cash flow, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) customer traffic at malls, shopping centers, and at our stores; (5) competition from other retailers; (6) our dependence on a strong brand image; (7) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption, including as a result of the coronavirus; (13) our dependence upon key executive management; (14) our ability to execute our growth strategy, including improving profitability, providing an exceptional brand and customer experience, transforming and leveraging our systems and processes, and cultivating a strong company culture, and achieving our strategic objectives, including delivering compelling merchandise at an attractive value, investing in growing brand awareness and retaining and acquiring new customers to the Express brand, growing e-commerce sales and expanding our omni-channel capabilities, optimizing our store footprint, and managing our overall cost structure; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) impairment charges on long- lived assets; (18) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (19) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (20) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rates; (22) changes in tariff rates; and (23) natural disasters, acts of terrorism, or war. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. 2

About Express • Express is a leading fashion apparel retailer with $2.0 billion in annual sales • Established business with 40 years of heritage • Strong dual-gender brand that addresses fashion needs across all wearing occasions • Omni-channel business model with sales across retail stores, outlet stores, and e-commerce Sales Profile1,2 Men's, 40% Women's, 60% 1. For the fiscal year ended February 1, 2020. 2. Excludes “other revenue” of $66 million. 3

Retail and Outlet Business Model 2019 Net Sales $2.0 billion1 Express Express Factory Outlet • Integrated omni-channel business • 214 company-operated Factory Outlet stores in the U.S. and Puerto Rico • 381 full price company-operated stores in the U.S. and Puerto Rico • Extends brand reach to new customers and markets • Express.com & Express mobile app 1,2 1,2 • Made-for-outlet product with • Brick and mortar presence vital to the 75% 25% compelling value proposition overall customer and brand experience • Stores are effective marketing and customer acquisition vehicles 1. For the fiscal year ended February 1, 2020. 2. Excludes “other revenue” of $66 million. 4

Q4 & FY 2019 Results

2019 Strategic Highlights • Corporate strategy development complete ◦ Corporate strategy built upon four foundational pillars: ▪ Product, Brand, Customer & Execution ◦ Fleet rationalization plan to close ~ 100 stores ◦ $80 million in cost reduction opportunities • Executive leadership team in place 6

Q4 2019 Financial Performance Net Sales Adjusted Diluted EPS 1 $ Millions $0.19 $0.19 $628 $607 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Highlights • Comparable sales down 3% • Diluted EPS was $(2.21); Adjusted Diluted EPS was $0.19 • Net sales decreased 3% • Retail comparable sales (5)% and outlet comparable sales 2% 1. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 14-17 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 7

Fiscal Year 2019 Financial Performance Net Sales Adjusted Diluted EPS 1 $ Millions $0.32 $2,116 $2,019 $(0.13) 2018 2019 2018 2019 Highlights • Comparable sales down 5% • Diluted EPS was $(2.49); Adjusted Diluted EPS was $(0.13) • Net sales decreased 5% • Retail comparable sales (6)% and outlet comparable sales (1)% 1. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 14-17 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 8

2019 Balance Sheet And Cash Flow Cash Capital Expenditures $ Millions $ Millions $50 $207 $172 $37 2018 2019 2018 2019 Highlights • Strong balance sheet maintained with cash of $207 million • Cash balance reflects $15.6 million used for share repurchases over the past 12 months • Free cash flow of $53.7 million1 • No debt at year end 1. Free cash flow is a non-GAAP financial measure defined as operating cash flows less capital expenditures. Refer to pages 14-17 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 9

2020 Financial Guidance

2020 Financial Guidance Guidance as of March 11, 20201 First Quarter 2020 Guidance Q1 2020 Comparable Sales Negative mid single digits Effective Tax Rate 35% Interest Income, Net $0.4 million Net Loss ($11.5) to ($14.0) million Diluted EPS ($0.18) to ($0.22) Weighted Average Diluted Shares 64.2 million Full Year 2020 Captial Expenditure Guidance Capital expenditures in the range of $45 to $50 million 1. This guidance does not take into account any additional non-core items that may occur and excludes the impact of future share repurchases. 11

Projected 2020 Real Estate Activity First Quarter 2020 - Projected May 2, 2020 - Projected Company-Operated Stores Opened Closed Conversion Store Count Gross Square Footage United States - Retail Stores — (1) — 380 United States - Outlet Stores 1 — — 215 Total 1 (1) — 595 5.0 million Full Year 2020 - Projected January 30, 2021 - Projected Company-Operated Stores Opened Closed Conversion Store Count Gross Square Footage United States - Retail Stores 1 (26) — 356 United States - Outlet Stores 1 (9) — 206 Total 2 (35) — 562 4.8 million 12

Non-GAAP Reconciliations

Cautionary Statement Regarding Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to Adjusted Diluted Earnings per Share (EPS) and Free Cash Flow which are non- GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slides 15 and 16 in this presentation for additional information and reconciliation of Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP and slide 17 for additional information and reconciliation of Free Cash Flow to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS is used as a performance measure in our executive compensation program for purposes of determining the number of equity awards that are ultimately earned. 14

Non-GAAP Reconciliations Q4 & FY 2019 Adjusted Diluted EPS Thirteen Weeks Ended February 1, 2020 Operating Income Tax Net (Loss)/ Diluted Earnings Weighted Average Diluted (in thousands, except per share amounts) (Loss)/Income Impact Income per Share Shares Outstanding Reported GAAP Measure $ (189,876) $ (141,616) $ (2.21) 63,994 Impairment of Intangible Assets 197,618 (a) (49,727) (b) 147,891 2.26 Impact of Restructuring 7,337 (1,834) (b) 5,503 0.08 Tax Impact of Other Executive Departures — 413 413 0.01 Adjusted Non-GAAP Measure $ 15,079 $ 12,191 $ 0.19 65,544 (c) (a) The non-cash impairment charge resulted from the annual impairment testing and was determined using market and income approaches but was significantly weighted toward the market approach due to our decline in market capitalization. (b) Items tax affected at the applicable deferred or statutory rate. (c) Weighted average diluted shares outstanding for purpose of calculating adjusted diluted earnings per share includes the dilutive effect of share-based awards as determined under the treasury stock method. Fifty-Two Weeks Ended February 1, 2020 Income Tax Diluted Earnings Weighted Average Diluted (in thousands, except per share amounts) Operating Loss Impact Net Loss per Share Shares Outstanding Reported GAAP Measure $ (217,865) $ (164,358) $ (2.49) 66,133 Impairment of Intangible Assets 197,618 (a) (49,727) (b) 147,891 2.24 Impact of Restructuring 7,337 (1,834) (b) 5,503 0.08 Impact of CEO Departure — 822 (c) 822 0.01 Impact of Other Executive Departures 1,716 12 (d) 1,728 0.03 Adjusted Non-GAAP Measure $ (11,194) $ (8,414) $ (0.13) 66,133 (a) The non-cash impairment charge resulted from the annual impairment testing and was determined using market and income approaches but was significantly weighted toward the market approach due to our decline in market capitalization. (b) Items tax affected at the applicable deferred or statutory rate. (c) Represents the tax impact of the expiration of the former CEO's non-qualified stock options. (d) Represents the tax impact of executive departure costs offset by the tax impact related to the expiration of the executive non-qualified stock options. 15

Non-GAAP Reconciliations Q4 & FY 2018 Adjusted Diluted EPS Thirteen Weeks Ended February 2, 2019 Operating Income Tax Net (Loss)/ Diluted Earnings Weighted Average Diluted Shares (in thousands, except per share amounts) Income Impact Income per Share Outstanding Reported GAAP Measure $ 12,561 $ (1,088) $ (0.02) 68,196 Impact of CEO Departure 5,436 (1,386) 4,050 0.06 162(m) impact as a result of CEO departure — 1,473 1,473 0.02 Equity method investment impairment (a) — 8,400 0.12 Adjusted Non-GAAP Measure $ 17,997 $ 12,835 $ 0.19 68,686 (b) (a) The tax effect of the $8.4 million impairment of our equity method investment is $2.1 million, which is offset by a full valuation allowance against the related deferred tax assets. (b) Weighted average diluted shares outstanding for purpose of calculating adjusted diluted earnings per share includes the dilutive effect of share-based awards as determined under the treasury stock method. Fifty-Two Weeks Ended February 2, 2019 Income Tax Diluted Earnings Weighted Average Diluted Shares (in thousands, except per share amounts) Operating Income Impact Net Income per Share Outstanding Reported GAAP Measure $ 28,215 $ 9,630 $ 0.13 73,239 Impact of CEO Departure 5,436 (1,386) 4,050 0.06 162(m) impact as a result of CEO departure — 1,473 1,473 0.02 Equity method investment impairment (a) — 8,400 0.11 Adjusted Non-GAAP Measure $ 33,651 $ 23,553 $ 0.32 (a) The tax effect of the $8.4 million impairment of our equity method investment is $2.1 million, which is offset by a full valuation allowance against the related deferred tax assets. 16

Non-GAAP Reconciliations Free Cash Flow (in millions) FY 2019 Net cash provided by operating activities $ 90.7 Less: Capital expenditures (37.0) Free Cash Flow $ 53.7 17